UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2012

LIGHTING SCIENCE GROUP CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20354	23-2596710
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building 2A, 1227 South Patrick Drive, Satellite Beach, Florida 32937

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (321) 779-5520

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Wells Fargo Amendment No. 5

On February 24, 2012, Lighting Science Group Corporation (the “Company”) and its domestic wholly-owned subsidiaries (the “Guarantors”) entered into Amendment No. 5 to the Loan and Security Agreement, Consent and Waiver (the “Amendment”), which amends that certain Loan and Security Agreement (the “Wells Fargo Loan Agreement”), dated November 22, 2010, with Wells Fargo Bank, National Association (“Wells Fargo”), in its capacity as issuing bank, agent, and a lender thereunder. Among other things, the Amendment increases the maximum amount of authorized advances or payments to or for the benefit of Lighting Science Group Mexico SRL, a wholly owned foreign subsidiary of the Company (“LSG Mexico”), from $750,000 to (A) $860,000 for the fiscal month ended December 31, 2011, (B) $1,400,000 for the period from January 1, 2012 through March 31, 2012, (C) $1,500,000 for the period from April 1, 2012 through September 30, 2012, and (D) $1,800,000 for October 1, 2012 and for each fiscal month thereafter. Further, Wells Fargo may, in good faith and in the exercise of its reasonable business judgment, agree to amend the maximum amount of authorized advances or payments to LSG Mexico. The Amendment also provides the Company with borrowing base eligibility for additional accounts receivable. The Company paid Wells Fargo a fee of $5,000 in connection with the Amendment.

Series G Unit Issuance

On February 24, 2012, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with Mr. Leon Wagner, one of the Company’s directors, pursuant to which the Company issued 2,000 units (the “Series G Units”) of the Company’s securities to Mr. Wagner at a price per Series G Unit of $1,000.00 (the “Series G Offering”) and total consideration of $2,000,000. Each Series G Unit consists of: (i) one share of the Company’s Series G Preferred Stock (the “Series G Preferred Stock”) and (ii) 83 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”).

Pursuant to the Subscription Agreement, if, at any time while Mr. Wagner holds any shares of Series G Preferred Stock purchased pursuant to the Subscription Agreement, the Company issues securities (other than pursuant to the Company’s equity-based compensation plans) that result in gross proceeds to the Company of at least $50,000,000 (a “Subsequent Issuance”), the Company must notify Mr. Wagner of the terms and conditions of such Subsequent Issuance. Simultaneous with, and subject to the closing of, such Subsequent Issuance, Mr. Wagner would have the right to: (i) require the Company to use the proceeds of such Subsequent Issuance to redeem all of Mr. Wagner’s Series G Preferred Stock or (ii) convert all or a portion of Mr. Wagner’s Series G Preferred Stock into the securities issued in the Subsequent Issuance on substantially the same terms and conditions governing the Subsequent Issuance. If Mr. Wagner elects to convert his shares of Series G Preferred Stock, he would retain all of the shares of Common Stock issued in conjunction with each converted share of Series G Preferred Stock.

In addition, if, at any time prior to November 17, 2013, the Company issues securities (other than issuances pursuant to the Company’s equity-based compensation plans or pursuant to a Subsequent Issuance) which PCA LSG Holdings, LLC (“PCA”) , in its sole reasonable discretion, determines are more favorable than the Series G Units, Mr. Wagner may exchange all of his Series G Units, valued at the Liquidation Value (as defined in the Certificate of Designation concerning the Series G Preferred Stock) of the Series G Preferred Stock included in such Series G Units, for such newly issued securities.

The Company’s Committee of Independent Directors, which is comprised entirely of independent directors not affiliated with PCA or Pegasus Partners IV, L.P. (“Pegasus”), approved the Series G Offering. The Company also obtained Wells Fargo’s consent to the transactions contemplated by the Subscription Agreement.

Certificate of Increase

In conjunction with the Series G Offering, on February 24, 2012, the Company filed a Certificate of Increase (the “Certificate of Increase”) to the Certificate of Designation concerning the Series G Preferred Stock with the Secretary of State of the State of Delaware increasing the number of authorized shares of Series G Preferred Stock from 40,000 to 80,000 shares.

The foregoing description of the Certificate of Increase, the Amendment and the Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Increase, the Amendment and the Subscription Agreement, which are filed as Exhibits 4.1, 10.1, and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report under the heading “Series G Unit Issuance” is incorporated by reference into this Item 3.02.

The Company issued the shares of Series G Preferred Stock and Common Stock to Mr. Wagner pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, and the safe harbors for sales provided by Regulation D promulgated thereunder.

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained in Item 1.01 of this Current Report under the heading “Certificate of Increase” is incorporated by reference into this Item 5.03.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The information in the Exhibit Index of this Current Report is incorporated into this Item 9.01(d) by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHTING SCIENCE GROUP CORPORATION

Date: February 29, 2012	By:	/s/ Gregory T. Kaiser
	Name:	Gregory T. Kaiser
	Title:	Chief Financial Officer

EXHIBIT INDEX

Number	Description of Exhibit

4.1	Certificate of Increase of Series G Preferred Stock filed with the Secretary of State of Delaware on February 24, 2012.

10.1	Amendment No. 5 to Loan and Security Agreement and Consent, dated as of February 24, 2012, by and among Lighting Science Group Corporation, Biological Illumination, LLC, LSGC, LLC and Wells Fargo Bank, National Association, in its capacity as issuing bank and agent.

10.2	Series G Unit Subscription Agreement, dated as of February 24, 2012, by and between Lighting Science Group Corporation and Mr. Leon Wagner.